ROCKWOOD

                               Rockwood Fund, Inc.

                    Supplement Dated February 2, 1998 to the
                         Prospectus dated March 1, 1997


         THE FOLLOWING SUPPLEMENTS AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.


         The Investment Policy Committee of Rockwood Advisers, Inc. (the "Investment Manager") assumed the portfolio management of the Fund effective February 2, 1998 and the subadvisory agreement between the Investment Manager and Aspen Securities and Advisory, Inc. will terminate effective March 1, 1998.

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